UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported) April 8, 2004


                               LeCROY CORPORATION
             (Exact name of registrant as specified in its charter)





           DELAWARE                     0-26634                13-2507777
 (State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation or organization)     File Number)          Identification No.)

       700 CHESTNUT RIDGE ROAD
       CHESTNUT RIDGE, NEW YORK                               10977
(Address of principal executive offices)                   (Zip Code)

                                 (845) 425-2000
              (Registrant's telephone number, including area code)



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ITEM 5.   OTHER EVENTS

LeCroy Corporation Announces Pricing of Follow-On Offering

     On April 8, 2004, LeCroy Corporation (the "Company") announced the pricing of its follow-on offering of 1,500,000 shares of common stock at $19.00 per share. Of these shares, 500,000 newly issued shares will be offered by the Company and 1,000,000 shares will be offered by selling stockholders. The Company has granted the underwriters an option to purchase up to an additional 15 percent of the shares of common stock included in the offering to cover over-allotments, if any, within 30 days. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit No.       Description
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99.1              LeCroy Corporation press release dated April 8, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LECROY CORPORATION


Date:  April 8, 2004                /s/ Scott D. Kantor
                                    -------------------------------------------
                                    Scott D. Kantor
                                    Vice President and Chief Financial Officer,
                                    Secretary and Treasurer


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              LeCroy Corporation press release dated April  8, 2004